SELIGMAN
                                    --------
                                     INCOME
                                   FUND, INC.


                               [GRAPHIC OMITTED]


                                  ANNUAL REPORT
                                DECEMBER 31, 2000


                                  ------------


                                  Seeking High
                                 Current Income
                               and Improvement of
                                   Income and
                               Capital Value over
                                 the Longer Term



                                 [LOGO OMITTED]


                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


[GRAPHIC OMITTED]

JAMES, JESSE, AND JOSEPH SELIGMAN, 1870


TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 137 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.


TABLE OF CONTENTS

To the Shareholders........................................  1
Interview With Your Portfolio Managers.....................  2
Performance Overview.......................................  4
Portfolio Overview.........................................  6
Portfolio of Investments...................................  8
Statement of Assets and Liabilities........................ 11
Statement of Operations.................................... 12
Statements of Changes in Net Assets........................ 13
Notes to Financial Statements.............................. 14
Financial Highlights....................................... 17
Report of Independent Auditors and
  For More Information..................................... 19
Board of Directors and Executive Officers.................. 20
Glossary of Financial Terms................................ 21

TO THE SHAREHOLDERS

The year 2000 was challenging for the stock market, while the bond market rallied strongly and outperformed equities. In this environment, by fiscal year-end December 31, 2000, Seligman Income Fund, which invests in both the equity and fixed-income markets, delivered a total return of -3.09%, based on the net asset value of Class A shares, while the Lipper Income Funds Average delivered 5.19%, and the stock market, as measured by the Standard & Poor's 500 Composite Stock Index (S&P 500), returned -9.11%. The Lehman Bond Index rose 11.63% during this same period.

Seligman Income Fund, which invests roughly 60% of its assets in equities, was negatively impacted by the volatility in the stock market. The collapse of the technology bubble in March 2000 and the clear signs of a slowing US economy prompted investors to seek safe havens, focusing their attention on long-neglected (and profitable) "old economy" stocks and US government bonds. Technology and other growth stocks were battered. For the first time since 1990, the S&P 500 posted a negative return, as did the Nasdaq Composite Index and the Dow Jones Industrial Average.

Investors' flight to quality greatly benefited US Treasury bonds, and, to a lesser degree, investment-grade corporate bonds. The low-risk, steady returns provided by fixed-income securities were attractive to investors seeking shelter from the volatility in technology. Despite rising interest rates, bond investors were heartened by the US government's large budget surplus, and it was this surplus that allowed the government to buy back its bonds, thereby reducing supply and contributing to increased demand.

At the root of these shifts in the investment environment was the cooling US economy, slowed by a series of interest rate increases by the Federal Reserve Board. Higher energy prices also played a major role in the economic downshift, eating into both corporate earnings and consumers' disposable income. The slowdown was more abrupt than many expected. Industrial production and consumer confidence both declined sharply. Many companies missed earnings targets because their profits were squeezed by higher borrowing costs and weaker demand.

In response to this economic deterioration, the Fed lowered the federal funds rate by 0.50% to 6.00% on January 3, 2001, and by another 0.50% on January 31. This action was welcomed by investors, and, even though it did not immediately calm volatility, it will likely have a positive effect on liquidity and consumer confidence. Given the budget surplus, the Fed has the flexibility to lower rates further, if necessary, to encourage economic growth.

Looking ahead, we expect that economic activity will accelerate during the second half of 2001. While there are uncertainties (possible policy errors, high inventories, and low consumer spending, for example), we feel that there is ample reason for optimism. Energy prices should decrease, inflation is under control, and a federal tax cut under the new administration seems likely. With interest rates coming down, we think conditions are likely to favor both the equity and fixed income markets, and this would clearly benefit Seligman Income Fund.

The volatility and emotion of the past year have served to reinforce several fundamental lessons of investing. The market works in cycles; valuation and earnings still matter; and diversification among different asset classes and investment styles is the key to long-term investment success.

Thank you for your continued support of Seligman Income Fund. A discussion with your Portfolio Managers, as well as the Fund's investment results, portfolio of investments, and financial statements, follows this letter. We look forward to continuing to serve your investment needs for many years to come.

By order of the Board of Directors,

/s/ WILLIAM C. MORRIS
---------------------
William C. Morris
Chairman

                                 /s/ BRIAN T. ZINO
                                 -----------------
                                 Brian T. Zino
                                 President

February 16, 2001

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
CHARLES C. SMITH, JR. AND RODNEY COLLINS

Q: HOW DID SELIGMAN INCOME FUND PERFORM DURING THE 12 MONTHS ENDED DECEMBER 31, 2000?

A: For the 12 months ended December 31, 2000, Seligman Income Fund posted a total return of -3.09% based on the net asset value of Class A shares. At the same time, the Lipper Income Funds Average returned 5.19% and the Lehman Bond Index returned 11.63%. Seligman Income Fund has a higher percentage of stocks than many other income funds, and its total return reflects last year's outperformance of fixed income over equities.

Q:   WHAT ECONOMIC AND MARKET FACTORS AFFECTED THE FUND'S PERFORMANCE IN 2000?

A: The Federal Reserve Board's series of interest rate hikes (the last, an increase of 0.50%, took place in May 2000) ultimately succeeded in slowing the US economy. Clear signs began to emerge in the third quarter that the economy was losing steam. Factory orders, manufacturing, and PC sales all fell, as did corporate profits. The annualized GDP growth rates of 5.6% in the second quarter, 2.2% in the third quarter, and 1.4% in the fourth quarter demonstrate the steady slowing. As the year wore on, some wondered if the Fed had been too successful in slowing the economy, as the fourth quarter witnessed rapid deterioration. A rash of corporate earnings shortfalls and the worst holiday shopping season in years for retailers prompted the Fed to shift its inflation bias to neutral and, ultimately, to cut rates by 0.50% on January 3, 2001, and by another 0.50% on January 31.

     Market volatility was pronounced in 2000. The Nasdaq Composite Index lost over half of its value from its March 2000 all-time high, and by year-end was down almost 40%. The S&P 500 declined for the first time since 1990, and the Dow Jones Industrials Average fell by 4.65%. Corporate profits were dampened by higher borrowing costs, rising energy prices, and a weak euro, and stocks fell with each earnings warning.

     Despite an environment of rising interest rates during the first half of 2000, fixed income had a much stronger year than equities. The bond market rally was encouraged by the US government's growing budget surplus and declining supply of Treasuries. Bonds also benefited from the volatility in the stock market and the flight to quality that characterized the year. Government bonds fared better than investment-grade corporate bonds and high-yield bonds as investors sought safe havens and worried about high levels of corporate debt, slowing corporate earnings, and rising defaults.

     A TEAM APPROACH

     Seligman Income Fund is managed by the Seligman Growth and Income Team, headed by Charles C. Smith, Jr. Mr. Smith and Rodney Collins, the Fund's Co-Portfolio Manager, are assisted in the management of the Fund by seasoned research professionals who are responsible for identifying the most attractive corporate and government securities and dividend-paying common stocks, consistent with the Fund's objective.


                               [GRAPHIC OMITTED]

     GROWTH AND INCOME TEAM: (STANDING, FROM LEFT) AMY FUJII, JOHN ROTH, MELANIE RAVENELL (ADMINISTRATIVE ASSISTANT), (SEATED, FROM LEFT) CHARLES SMITH (PORTFOLIO MANAGER), RODNEY COLLINS (CO-PORTFOLIO MANAGER)

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
CHARLES C. SMITH, JR. AND RODNEY COLLINS

Q:   WHAT WAS YOUR INVESTMENT STRATEGY?

A: The Fund's recent allocation of roughly 60% stocks and 40% bonds remained unchanged, although historically we have had a higher percentage of assets in fixed income. This shift reflects our strategy to enhance the long-term capital appreciation potential of the portfolio, and a more balanced approach allows us to achieve this. We believe that, while income may decrease, shareholders will ultimately benefit from higher total returns over the long term.

     The bond portfolio was generally 55% invested in investment-grade corporate bonds, 40% in US government securities, and 5% in cash. In the near future, our exposure to US Treasuries will decrease, and we will replace part of the fixed-income portion of the portfolio with convertible securities (which can be exchanged for common stock). Convertible securities are currently trading at very attractive prices. Moving in tandem with the Nasdaq, they had a difficult year in 2000, but, historically, they do well as rates fall and earnings prospects improve for the underlying stocks. In evaluating convertible securities for inclusion in the Fund's portfolio, we will focus on those that should benefit from the early part of the economic cycle and that have high credit quality.

     In the equity portion of the portfolio, we added to our technology weighting throughout 2000, taking advantage of price weakness in the sector to add quality technology companies to the portfolio. We also took advantage of rising energy prices and strong demand by owning energy and utility stocks. In the finance arena, we chose financial services firms over bank stocks because we perceived banks to be at risk for bad loans, and favored insurance stocks because we anticipated premium increases boosting their earnings.

Q:   WHAT SECTORS CONTRIBUTED POSITIVELY TO PORTFOLIO PERFORMANCE?

A: During the past year, the bond portion of the portfolio contributed most positively to performance. The Fund's overweightings in finance, energy, health care, and utilities were positive contributors as well, as these sectors performed very strongly in 2000. Our decision to focus on natural gas over electricity also helped our results. Drug stocks did surprisingly well this year, given the political pressure on these companies to lower their prices. Our underweighting in consumer cyclicals proved fortunate, as this sector was a poor performer in 2000.

Q:   WHAT SECTORS DETRACTED FROM PORTFOLIO PERFORMANCE?

A: Our exposure to technology, while slightly below that of the market, clearly detracted from performance this year, but this was tempered by the fact that we built our technology position gradually. The Fund's exposure to communication stocks was a negative, as this sector performed poorly; we expect it to rebound in 2001, however.

Q:   WHAT IS YOUR OUTLOOK?

A: We expect 2001 to be a transitional year for the economy and the financial markets. The first two quarters will likely be marked by continued volatility, economic slowing, and declining corporate profits. The Fed's recent rate cuts should help market sentiment, especially since the Fed has indicated a willingness to lower rates again, if necessary, to encourage growth. There likely will be a tug-of-war between weak earnings and falling interest rates, but we think economic indicators will improve during the second half of the year as the economy starts to feel the effect of lower interest rates, a probable federal tax cut, increased capital spending, and renewed consumer confidence.

     We are positioning the Fund to take advantage of this expected economic upturn by focusing on early-cycle stocks, such as semiconductors, retailers, and media stocks, which typically perform well as the economy emerges from a slowdown. We are lowering our weightings in financials, energy, and utilities. After two difficult investment years, we believe that the excesses and speculation have finally come out of the market, and that investors have returned to fundamentals. The market has broadened substantially and should continue to do so. These factors should prove beneficial to Seligman Income Fund.

PERFORMANCE OVERVIEW

     This chart compares a $10,000 hypothetical investment made in Seligman Income Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the 10-year period ended December 31, 2000, to a $10,000 investment made in the Lehman Brothers Aggregate Bond Index (Lehman Bond Index), the Lipper Income Funds Average and the Standard & Poor's 500 Composite Stock Index (S&P 500) for the same period. The performance of Seligman Income Fund Class B, Class C, and Class D shares are not shown in this chart but are included in the table on page 5. It is important to keep in mind that the Lehman Bond Index, the Lipper Income Funds Average, and the S&P 500 exclude the effect of fees and/or sales charges.


             [Data below represents line chart in its printed piece]

             Seligman Income Fund Class A
            ------------------------------  Lipper
               With          Without     Income Funds
  Date     Sales Charge   Sales Charge      Average      ML Hy      DLJ Hy
-------   -------------   ------------   ------------    -----      ------
12/31/90       9523           10000          10000       10000      10000
               10569          11098          11453       10946      10280
               10896          11442          11427       11052      10447
               11853          12446          12038       11837      11040
12/31/91       12392          13012          13047       12525      11600
               13028          13681          12717       12554      11451
               13536          14214          12958       12954      11914
               14155          14864          13366       13424      12426
12/31/92       14565          15295          14039       13747      12460
               15512          16289          14652       14571      12974
               15902          16699          14724       14899      13318
               16460          17284          15104       15433      13666
12/31/93       16892          17738          15454       15586      13674
               16216          17028          14869       15004      13281
               15955          16755          14931       14946      13145
               16276          17092          15661       15321      13225
12/31/94       15975          16775          15658       15049      13275
               16834          17677          17183       15963      13944
               18064          18969          18824       16987      14793
               18794          19736          20321       17821      15083
12/31/95       19266          20231          21544       18576      15726
               19358          20328          22701       18957      15447
               19637          20621          23720       19316      15535
               19911          20909          24453       19699      15823
12/31/96       20849          21894          26493       20666      16298
               21001          22053          27203       20753      16206
               22239          23353          31952       22306      16801
               23270          24435          34345       23584      17359
12/31/97       23780          24971          35332       23993      17869
               25112          26370          40261       25276      18148
               25217          26480          41589       25394      18573
               24704          25941          37451       24333      19358
12/31/98       25507          26785          45428       25954      19424
               25114          26372          47690       26046      19327
               25545          26825          51053       26859      19157
               24433          25657          47862       26133      19287
12/31/99       25058          26313          54984       27241      19264
               25282          26548          56243       27669      19690
               25245          26510          54747       27625      20032
               25301          26568          54216       28485      20635
12/31/00       24283          25499          49976       28655      21504


     The performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE
TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2000

                                                                                 AVERAGE ANNUAL
                                                 -----------------------------------------------------------------
                                                                                   CLASS B     CLASS C    CLASS D
                                                                                    SINCE       SINCE      SINCE
                                         SIX        ONE         FIVE       10     INCEPTION   INCEPTION  INCEPTION
                                       MONTHS*      YEAR       YEARS     YEARS     4/22/96     5/27/99     5/3/93
                                      ---------  ---------   --------- ---------  ---------   ---------  ---------
CLASS A**
With Sales Charge                       (8.36)%     (7.72)%      3.72%     9.28%      n/a        n/a        n/a
Without Sales Charge                    (3.81)      (3.09)       4.74      9.81       n/a        n/a        n/a

CLASS B**
With CDSC+                              (8.85)      (8.54)        n/a       n/a      3.90%       n/a        n/a
Without CDSC                            (4.10)      (3.81)        n/a       n/a      4.23        n/a        n/a

CLASS C**
With Sales Charge and CDSC              (6.10)      (5.74)        n/a       n/a       n/a      (4.30)%      n/a
Without Sales Charge and CDSC           (4.17)      (3.81)        n/a       n/a       n/a      (3.71)       n/a

CLASS D**
With 1% CDSC                            (5.12)      (4.76)        n/a       n/a       n/a        n/a        n/a
Without CDSC                            (4.17)      (3.81)       3.94       n/a       n/a        n/a       5.16%

LEHMAN BOND INDEX***                     7.35       11.63        6.46      7.96      7.47++     7.35(o)    6.72+++

LIPPER INCOME FUNDS AVERAGE***           3.73        5.19        9.06     11.10      9.14++     5.01(o)    9.23+++

S&P 500***                              (8.72)      (9.11)      18.33     17.46     18.05++     2.09(o)   17.73+++


NET ASSET VALUE                                                        DIVIDENDS AND CAPITAL GAIN (LOSS) INFORMATION
                                                                       FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                       DIVIDENDS
             DECEMBER 31, 2000  JUNE 30, 2000   DECEMBER 31, 1999        PAID                     CAPITAL GAIN (LOSS)
             -----------------  -------------   -----------------    -------------              -----------------------
CLASS A           $12.83           $13.51            $13.57             $0.330       REALIZED           $(0.433)
CLASS B            12.78            13.45             13.52              0.232       UNREALIZED           0.263(oo)
CLASS C            12.78            13.46             13.52              0.232
CLASS D            12.78            13.46             13.52              0.232

     Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

-------------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
 *** The Lehman Bond Index, the Lipper Income Funds Average, and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Income Funds Average excludes the effect of sales charges. The monthly performances of the Lipper Income Funds Average are used in the Performance Overview. The Lehman Bond Index and the S&P 500 exclude the effect of fees and sales charges. Investors cannot invest directly in an index or an average.
   + The CDSC is 5% for periods of one year or less, and 2% since inception.
  ++ From April 30, 1996.
 +++ From April 30, 1993.
 (o) From May 31, 1999.
(oo) Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 2000.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS

                                  PERCENT OF TOTAL
                                     DECEMBER 31,
                                  -----------------
                                    2000      1999
                                  -------   -------
Aerospace/Defense...............      --       0.3
Automotive and Related..........     1.1       2.2
Chemicals.......................     2.4       1.5
Communication Equipment.........     0.8       1.4
Communications..................     5.9       7.7
Consumer Goods and Services.....     3.7       8.5
Diversified.....................      --       0.5
Drugs and Health Care...........    11.1       8.8
Electric and Gas Utilities......     8.9       3.4
Electrical Equipment............      --       2.8
Electronic Technology...........     9.2      10.5
Energy..........................     5.3       4.3
Finance and Insurance...........    18.0      14.9
Industrial Goods and Services...     0.3       0.3
Machinery and Industrial
   Equipment....................     4.7       1.7
Media...........................     1.6       1.4
Office Equipment................     1.1       0.7
Paper and Forest Products.......     0.3       0.7
Publishing......................      --       0.5
Real Estate.....................      --       0.5
Retail Trade....................     3.0       4.8
Technology Services.............     4.2       3.5
Transportation..................     1.9       0.6
                                  -------   -------
Total Corporate
   Fixed-Income Securities
   and Common Stocks............    83.5      81.5
US Government and
   Government Agency Securities.    15.7      11.8
Other Assets
   Less Liabilities.............     0.8       6.7
                                  -------   -------
TOTAL ..........................   100.0     100.0
                                  =======   =======


LARGEST INDUSTRIES+
DECEMBER 31, 2000


            [Data below represents a bar chart in the printed piece.]

Finance and Insurance         $36,928,589
Drugs and Health Care         $22,664,224
Electronic Technology         $18,877,524
Electric and Gas Utilities    $18,144,116
Communications                $12,049,952


-------------
+ Excludes US Government and Government Agency Securities.


COMPOSITION OF NET ASSETS

                                        PERCENT OF TOTAL
                                          DECEMBER 31,
                                      --------------------
                                        2000         1999
                                      -------      -------
Common Stocks.....................      59.0         54.9
----------------------------------------------------------
Corporate Bonds                         22.2         26.1
Asset-Backed Securities...........       2.3          0.5
----------------------------------------------------------
Total Corporate
  Fixed-Income Securities.........      24.5         26.6
----------------------------------------------------------
US Government and
  Government Agency
  Securities......................      15.7         11.8
----------------------------------------------------------
Other Assets Less Liabilities.....       0.8          6.7
----------------------------------------------------------
TOTAL.............................     100.0        100.0
----------------------------------------------------------

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

TEN LARGEST PURCHASES
---------------------
COMMON STOCKS:
   St. Jude Medical*
   Micron Technology*
   XL Capital (Class A)*
   Conexant Systems*
   Vitesse Semiconductor*
CORPORATE BONDS:
   Dow Chemical 7%, 8/15/05*
   Dominion Resources 7.625%, 7/15/05
   Southern California Edison 7.20%, 11/3/03*
US GOVERNMENT SECURITIES:
   US Treasury Bonds 6.25%, 8/15/23*
   US Treasury Notes 6%, 8/15/09*

TEN LARGEST SALES
-----------------
COMMON STOCKS:
   Bank of America
CORPORATE BONDS:
   US West Communications 7.20%, 11/1/01**
   American Home Products 7.90%, 2/15/15**
   Tele-Communications 9.80%, 2/1/12**
   Time Warner 9.125%, 1/15/13**
   Heller Financial 6.50%, 7/22/02**
   Bank of New York 7.30%, 12/1/09
US GOVERNMENT AND GOVERNMENT AGENCY SECURITIES:
   FHLMC Gold 5.50%, 7/1/13**
   GNMA, 6%, 12/20/28
   US Treasury Notes 6.625%, 5/15/07**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order of size within asset class.

----------
  * Position added during the period.
 ** Position eliminated during the period.


LARGEST PORTFOLIO HOLDINGS
DECEMBER 31, 2000

SECURITY                                       VALUE
--------                                       -----
General Electric                            $5,984,997
US Treasury Bonds 6.25% 8/15/23              5,408,885
FNMA 6%, 12/1/28                             4,891,063
US Treasury Notes 6%, 8/15/09                4,487,146
Bank of New York                             4,392,925
American International Group                 4,329,358
Citigroup                                    3,657,760
United Technologies                          3,577,437
St. Jude Medical                             3,446,644
Exxon Mobil                                  3,368,828

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

                                      SHARES           VALUE
                                     --------       ----------
COMMON STOCKS  59.0%

CHEMICALS  0.3%
Rohm & Haas                           17,800        $  646,363
                                                    ----------

COMMUNICATION
   EQUIPMENT  0.8%
Lucent Technologies                   33,750           455,625
QUALCOMM*                             13,650         1,121,433
                                                    ----------
                                                     1,577,058
                                                    ----------

COMMUNICATIONS  2.6%
AT&T                                  44,800           775,600
SBC Communications                    39,000         1,862,250
Sprint                                25,800           524,062
Verizon Communications                33,560         1,682,195
WorldCom*                             38,800           545,625
                                                    ----------
                                                     5,389,732
                                                    ----------

CONSUMER GOODS
   AND SERVICES  3.7%
Coca-Cola                             15,200           926,250
Gillette                              40,800         1,473,900
Kroger*                               23,200           627,850
McDonald's                            41,500         1,411,000
PepsiCo                               23,600         1,169,675
Procter & Gamble                      12,600           988,313
Ralston Purina Group                  35,200           919,600
                                                    ----------
                                                     7,516,588
                                                    ----------

DRUGS AND
   HEALTH CARE  9.0%
Abbott Laboratories                   40,400         1,956,875
American Home Products                23,400         1,487,070
Baxter International                  24,600         2,172,487
Guidant*                              44,000         2,373,250
Johnson & Johnson                     15,200         1,596,950
Merck                                 23,800         2,228,275
Pfizer                                46,000         2,116,000
Pharmacia                             17,600         1,073,600
St. Jude Medical*                     56,100         3,446,644
                                                    ----------
                                                    18,451,151
                                                    ----------

ELECTRIC AND GAS
   UTILITIES  4.9%
Calpine*                              33,600         1,514,100
Coastal                               37,200         3,285,225
Exelon                                37,100         2,604,791
Williams Companies (The)              65,300         2,607,919
                                                    ----------
                                                    10,012,035
                                                    ----------

ELECTRONIC
   TECHNOLOGY  8.6%
Agilent Technologies*                 26,500        1,450,875
Altera*                               23,550           620,395
Analog Devices*                       20,100         1,028,869
Applied Materials*                    52,300         1,997,206
Cisco Systems*                        67,100         2,566,575
Compaq Computer                       41,400           623,070
Conexant Systems*                     38,600           586,237
Dell Computer*                        56,400           985,238
EMC*                                  10,500           698,250
Gateway*                              11,400           205,086
Intel                                 74,400         2,236,650
International Business Machines       20,500         1,742,500
Micron Technology*                    17,200           610,600
Novellus Systems*                     22,700           813,653
Sun Microsystems*                     19,000           529,031
Vitesse Semiconductor*                17,100           946,378
                                                    ----------
                                                    17,640,613
                                                    ----------

ENERGY  5.3%
BP Amoco (ADRs)
   (United Kingdom)                   38,600         1,847,975
Baker Hughes                          17,600           731,500
Exxon Mobil                           38,750         3,368,828
Royal Dutch Petroleum
   (Netherlands)                      39,300         2,380,106
Schlumberger                          30,400         2,430,100
                                                    ----------
                                                    10,758,509
                                                    ----------

FINANCE AND INSURANCE  11.6%
American General                      36,900         3,007,350
American International Group          43,925         4,329,358
Bank of New York                      79,600         4,392,925
Chubb                                 30,200         2,612,300
Citigroup                             71,633         3,657,760
Fannie Mae                            26,400         2,290,200
Merrill Lynch                         24,300         1,656,956
XL Capital (Class A) (Bermuda)        20,700         1,808,663
                                                    ----------
                                                    23,755,512
                                                    ----------

MACHINERY AND
   INDUSTRIAL EQUIPMENT  4.7%
General Electric                     124,850         5,984,997
United Technologies                   45,500         3,577,437
                                                    ----------
                                                     9,562,434
                                                    ----------
MEDIA  0.5%
Comcast (Class A)*                    25,000         1,042,969
                                                    ----------

----------
See footnotes on page 10.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

                                  SHARES OR
                                  PRIN. AMT.          VALUE
                                 ------------      -----------
OFFICE EQUIPMENT  1.1%
Pitney Bowes                       69,550 shs.     $ 2,303,844
                                                   -----------

PAPER AND
   FOREST PRODUCTS  0.3%
Mead                               16,700              523,963
                                                   -----------

RETAIL TRADE  1.9%
Costco Wholesale*                  16,700              667,478
Home Depot                         18,200              831,512
May Department Stores              21,000              687,750
Wal-Mart Stores                    31,850            1,692,031
                                                   -----------
                                                     3,878,771
                                                   -----------

TECHNOLOGY SERVICES  3.7%
America Online*                    19,600              682,080
Electronic Data Systems            48,700            2,812,425
Microsoft*                         65,800            2,856,131
Oracle*                            38,800            1,127,625
                                                   -----------
                                                     7,478,261
                                                   -----------

TOTAL COMMON STOCKS
   (Cost $117,423,750)                             120,537,803
                                                   -----------

CORPORATE BONDS  22.2%

AUTOMOTIVE AND
   RELATED  0.5%
DaimlerChrysler
   7.75%, 6/15/05               1,110,000            1,130,492
                                                   -----------

CHEMICALS  2.1%
Dow Chemical
   7%, 8/15/05                  1,725,000            1,775,223
Lyondell Chemical
   9.625%, 5/1/07               2,500,000            2,431,250
                                                   -----------
                                                     4,206,473
                                                   -----------

COMMUNICATIONS  3.3%
AT&T Canada
   0% (9.95%++), 6/15/08        1,500,000            1,217,685
Global Crossing Holding
   9.125%, 11/15/06             2,100,000            2,021,250
Motorola
   7.625%, 11/15/10               240,000              247,183
Qwest Communications
   0% (9.47%++),
   due 10/15/07                 2,350,000            2,155,566
WorldCom 8%, 5/15/06            1,000,000            1,018,536
                                                   -----------
                                                     6,660,220
                                                   -----------

DRUGS AND
   HEALTH CARE  2.1%
Boston Scientific
   6.625%, 3/15/05                925,000              842,799
Cardinal Health
   6.25%, 7/15/08               2,000,000            1,920,216
Guidant
   6.15%, 2/15/06               1,500,000            1,450,078
                                                   -----------
                                                     4,213,093
                                                   -----------

ELECTRIC AND GAS
   UTILITIES  3.2%
Dominion Resources
   7.625%, 7/15/05              1,700,000            1,774,856
Ocean Energy
   8.375%, 7/1/08               1,000,000            1,022,500
Penn Power & Light
   6.83%, 3/25/07               2,500,000            2,549,680
Southern California Edison
   7.20%, 11/3/03               1,510,000            1,296,078
                                                   -----------
                                                     6,643,114
                                                   -----------

ELECTRONIC
   TECHNOLOGY  0.6%
Avnet
   7.875%, 2/15/05              1,250,000            1,236,911
                                                   -----------

FINANCE AND
   INSURANCE  5.5%
Aristar
   6%, 5/15/02                  1,300,000            1,289,110
Bank One
   5.625%, 2/17/04              1,200,000            1,168,156
Citigroup:
   7.375%, 3/15/03                750,000              758,880
   7.125%, 10/15/04               950,000              951,451
   6.75%, 12/1/05                 675,000              690,506
Household Finance
   7.875%, 3/1/07               3,000,000            3,126,408
Mellon Funding
   7.50%, 6/15/05                 900,000              946,484
Charles Schwab
   8.05%, 3/1/10                1,200,000            1,288,412
State Street Bank & Trust
   7.65%, 6/15/10               1,000,000            1,067,082
                                                   -----------
                                                    11,286,489
                                                   -----------

INDUSTRIAL GOODS
   AND SERVICES  0.3%
Leggett & Platt
   7.65%, 2/15/05                 500,000              515,419
                                                   -----------

----------
See footnotes on page 10.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

                                   PRINCIPAL
                                     AMOUNT          VALUE
                                  ----------     ------------
MEDIA  1.1%
CSC Holdings
   7.25%, 7/15/08                 $2,400,000     $  2,335,987
                                                 ------------

RETAIL TRADE  1.1%
Staples
   7.125%, 8/15/07                 2,500,000        2,342,385
                                                 ------------

TECHNOLOGY SERVICES  0.5%
Computer Sciences
   7.50%, 8/8/05                     900,000          929,153
                                                 ------------

TRANSPORTATION  1.9%
Continental Airlines:
   8.048%, 11/1/20                 1,090,100        1,169,749
   7.707%, 4/2/21                    530,000          562,126
Delta Air Lines
   7.70%, 12/15/05                 1,600,000        1,584,141
United Air Lines
   7.032%, 10/1/10                   575,000          588,849
                                                 ------------
                                                    3,904,865
                                                 ------------

TOTAL CORPORATE BONDS
   (Cost $45,062,117)                              45,404,601
                                                 ------------

US GOVERNMENT AND
  GOVERNMENT AGENCY
  SECURITIES  15.7%
US Treasury Bonds:
   7.50%, 11/15/16                 1,200,000        1,447,759
   6.25%, 8/15/23                  5,000,000        5,408,885
US Treasury Notes
   6%, 8/15/09                     4,250,000        4,487,146
FHLMC
   6.875%, 9/15/10+                  940,000        1,003,928
FHLMC GOLD:+
  7.50%, 10/1/17                   1,482,339        1,510,848
  8%, 12/1/23                        842,882          863,050
FNMA:+
  6%, 11/1/10                      1,988,543        1,967,098
  8.50%, 9/1/15                    1,304,311        1,345,127
  6.50%, 5/1/18                      762,065          757,795
  7%, 10/1/20                        492,145          495,589
  8%, 6/1/28                         870,901          898,078
  6%, 12/1/28                      5,054,437        4,891,063
  7.50%, 6/1/30                      589,954          598,483
GNMA, Mortgage-backed
   Passed-through Certificates:+
   6.50%, 12/15/28                 2,681,208        2,653,195
   6%, 12/20/28                    2,228,054        2,155,342
US Government Gtd. Title XI
   (Bay Transportation)
   7.30%, 6/1/21                   1,603,000        1,701,165
                                                 ------------

TOTAL US GOVERNMENT
  AND GOVERNMENT
  AGENCY SECURITIES
  (Cost $31,549,909)                               32,184,551
                                                 ------------

ASSET-BACKED
  SECURITIES+  2.3%

AUTOMOTIVE AND
   RELATED  0.6%
Ford Credit Auto Owner Trust
   6.74%, 6/15/04                  1,250,000        1,270,666
                                                 ------------

ELECTRIC AND
   GAS UTILITIES  0.8%
PECO Energy Transition Trust
   6.05%, 3/1/09                   1,500,000        1,488,967
                                                 ------------

FINANCE AND
   INSURANCE  0.9%
Citibank Credit Card
   6.875%, 11/15/09                1,000,000        1,056,032
MBNA Master Credit Card
   6.90%, 1/15/08                    800,000          830,556
                                                 ------------
                                                    1,886,588
                                                 ------------

TOTAL ASSET-BACKED
  SECURITIES
  (Cost $4,547,112)                                 4,646,221
                                                 ------------

TOTAL INVESTMENTS  99.2%
  (Cost $198,582,888)                             202,773,176

OTHER ASSETS
   LESS LIABILITIES  0.8%                           1,547,407
                                                 ------------

NET ASSETS  100.0%                               $204,320,583
                                                 ============

----------
 * Non-income producing security.
 + Investments in mortgage- and asset-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these instruments.
++ Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay the indicated coupon rate.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS:
Investments, at value:
  Common stocks (cost $117,423,750) ............   $ 120,537,803
  Corporate bonds (cost $45,062,117) ...........      45,404,601
  US Government and Government Agency securities
   (cost $31,549,909) ..........................      32,184,551
  Asset-backed securities (cost $4,547,112) ....       4,646,221             $ 202,773,176
                                                   -------------
Receivable for securities sold ...........................................       3,035,481
Receivable for interest and dividends ....................................       1,285,737
Receivable for Capital Stock sold ........................................         849,078
Investment in, and expenses prepaid to, shareholder service agent ........          34,102
Other ....................................................................           1,701
                                                                             -------------
TOTAL ASSETS .............................................................     207,979,275
                                                                             -------------

LIABILITIES:

Payable for securities purchased .........................................       1,240,109
Bank overdraft ...........................................................       1,220,407
Payable for Capital Stock repurchased ....................................         666,746
Management fee payable ...................................................         104,215
Accrued expenses and other ...............................................         427,215
                                                                             -------------
TOTAL LIABILITIES ........................................................       3,658,692
                                                                             -------------
NET ASSETS ...............................................................   $ 204,320,583
                                                                             =============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($1 par value; 500,000,000 shares authorized;
  15,937,007 shares outstanding):
  Class A ................................................................   $  11,457,120
  Class B ................................................................       1,505,584
  Class C ................................................................         315,996
  Class D ................................................................       2,658,307
Additional paid-in capital ...............................................     194,710,907
Undistributed net investment income ......................................         220,118
Accumulated net realized loss ............................................     (10,737,737)
Net unrealized appreciation of investments ...............................       4,190,288
                                                                             -------------
NET ASSETS ...............................................................   $ 204,320,583
                                                                             =============

NET ASSET VALUE PER SHARE:
CLASS A ($147,046,577 / 11,457,120 shares) ...............................          $12.83
                                                                                    ======
CLASS B ($19,248,436 / 1,505,584 shares) .................................          $12.78
                                                                                    ======
CLASS C ($4,039,932 / 315,996 shares) ....................................          $12.78
                                                                                    ======
CLASS D ($33,985,638 / 2,658,307 shares) .................................          $12.78
                                                                                    ======

----------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000


INVESTMENT INCOME:
Interest ...........................................   $  6,995,337
Dividends (net of foreign tax withheld of $16,850) .      1,702,873
                                                       ------------
TOTAL INVESTMENT INCOME .............................................  $  8,698,210

EXPENSES:
Management fee .....................................      1,408,005
Distribution and service fees ......................      1,066,836
Shareholder account services .......................        465,434
Shareholder reports and communications .............        127,305
Custody and related services .......................         71,642
Auditing and legal fees ............................         68,821
Registration .......................................         64,488
Directors' fees and expenses .......................          3,765
Miscellaneous ......................................          9,802
                                                       ------------
TOTAL EXPENSES ......................................................     3,286,098
                                                                       ------------
NET INVESTMENT INCOME ...............................................     5,412,112

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments ...................     (6,896,199)
Net change in unrealized appreciation of investments     (6,072,592)
                                                       ------------
NET LOSS ON INVESTMENTS .............................................   (12,968,791)
                                                                       ------------
DECREASE IN NET ASSETS FROM OPERATIONS ..............................  $ (7,556,679)
                                                                       ============

---------
See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                   YEAR ENDED DECEMBER 31,
                                                                ------------------------------
                                                                    2000              1999
                                                                -------------    -------------
OPERATIONS:
Net investment income .......................................   $   5,412,112    $  11,093,988
Net realized loss on investments ............................      (6,896,199)      (2,546,515)
Net change in unrealized appreciation of investments ........      (6,072,592)     (15,124,657)
                                                                -------------    -------------
DECREASE IN NET ASSETS FROM OPERATIONS ......................      (7,556,679)      (6,577,184)
                                                                -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ..................................................      (4,102,900)      (8,648,995)
   Class B ..................................................        (323,822)        (676,932)
   Class C ..................................................         (52,273)         (17,317)
   Class D ..................................................        (718,623)      (2,050,029)
                                                                -------------    -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ...................      (5,197,618)     (11,393,273)
                                                                -------------    -------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ...........................      13,370,680       17,385,798
Investment of dividends .....................................       3,485,653        7,714,842
Exchanged from associated Funds .............................      13,693,235       21,307,395
                                                                -------------    -------------
Total .......................................................      30,549,568       46,408,035
                                                                -------------    -------------
Cost of shares repurchased ..................................     (62,380,602)     (74,365,590)
Exchanged into associated Funds .............................     (32,738,176)     (27,846,757)
                                                                -------------    -------------
Total .......................................................     (95,118,778)    (102,212,347)
                                                                -------------    -------------
DECREASE IN NET ASSETS
   FROM CAPITAL SHARE TRANSACTIONS ..........................     (64,569,210)     (55,804,312)
                                                                -------------    -------------
DECREASE IN NET ASSETS ......................................     (77,323,507)     (73,774,769)
NET ASSETS:
Beginning of year ...........................................     281,644,090      355,418,859
                                                                -------------    -------------
END OF YEAR (including undistributed net investment income of
  $220,118 and $18,079, respectively) .......................   $ 204,320,583    $ 281,644,090
                                                                =============    =============

----------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Income Fund, Inc. (the "Fund") offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in US Government and Government agency securities, bonds, asset-backed securities, and stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis. The Fund accretes discounts on purchases of portfolio securities.

     The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums on purchases of portfolio securities effective January 1, 2001. The cumulative effect of this accounting change is immaterial and will have no impact on the total net assets of the Fund.

d. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2000, distribution and service fees were the only class-specific expenses.

e. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 2000, amounted to $130,088,134 and $172,541,036, respectively; purchases and sales of USGovernment obligations were $23,547,006 and $25,644,072, respectively.

     At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost

NOTES TO FINANCIAL STATEMENTS

for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $24,593,823 and $20,403,535, respectively.

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.60% per annum of the first $1 billion of the Fund's average daily net assets, 0.55% per annum of the next $1 billion of the Fund's average daily net assets, and 0.50% per annum of the Fund's average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.60% per annum of the Fund's average daily net assets.

     Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $5,943 from sales of Class A shares. Commissions of $45,926 and $33,441 were paid to dealers for sales of Class A and Class C shares, respectively.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2000, fees incurred under the Plan aggregated $422,227, or 0.25% per annum of the average daily net assets of Class A shares.

     Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the year ended December 31, 2000, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $188,538, $27,464, and $428,607, respectively.

     The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 2000, such charges amounted to $9,376.

     The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the year ended December 31, 2000, amounted to $1,642.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2000, Seligman Services, Inc. received commissions of $2,973 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $31,432, pursuant to the Plan.

     Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $465,434 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $3,553.

     Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 2000, of $85,424 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

NOTES TO FINANCIAL STATEMENTS

5. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2001, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2000, the Fund did not borrow from the credit facility.

6. CAPITAL LOSS CARRYFORWARD -- At December 31, 2000, the Fund had a net capital loss carryforward for federal income tax purposes of $8,709,664, which is available for offset against future taxable net capital gains, expiring in various amounts through 2008. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

7. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                                               CLASS A
                     ------------------------------------------------------------
                                        YEAR ENDED DECEMBER 31,
                     ------------------------------------------------------------
                                 2000                            1999
                     ----------------------------    ----------------------------
                        SHARES          AMOUNT          SHARES          AMOUNT
                     ------------    ------------    ------------    ------------
Net proceeds from
  sales of shares         584,063    $  7,625,276         565,664    $  7,939,220
Investment of
  dividends               204,279       2,727,851         419,754       5,819,830
Exchanged from
  associated Funds        235,999       3,091,588         418,979       5,837,391
                     ------------    ------------    ------------    ------------
Total                   1,024,341      13,444,715       1,404,397      19,596,441
                     ------------    ------------    ------------    ------------
Cost of shares
  repurchased          (3,028,070)    (40,459,300)     (3,583,345)    (49,986,020)
Exchanged into
  associated Funds     (1,437,124)    (18,924,974)       (768,113)    (10,626,971)
                     ------------    ------------    ------------    ------------
Total                  (4,465,194)    (59,384,274)     (4,351,458)    (60,612,991)
                     ------------    ------------    ------------    ------------
Decrease               (3,440,853)   $(45,939,559)     (2,947,061)   $(41,016,550)
                     ============    ============    ============    ============


                                               CLASS B
                     ------------------------------------------------------------
                                        YEAR ENDED DECEMBER 31,
                     ------------------------------------------------------------
                                 2000                            1999
                     ----------------------------    ----------------------------
                        SHARES          AMOUNT          SHARES          AMOUNT
                     ------------    ------------    ------------    ------------
Net proceeds from
  sales of shares          88,520    $  1,171,977         322,181    $  4,512,993
Investment of
  dividends                14,305         190,336          30,340         419,190
Exchanged from
  associated Funds        453,204       5,912,581         652,151       8,968,018
                     ------------    ------------    ------------    ------------
Total                     556,029       7,274,894       1,004,672      13,900,201
                     ------------    ------------    ------------    ------------
Cost of shares
  repurchased            (281,542)     (3,740,963)       (256,101)     (3,552,206)
Exchanged into
  associated Funds       (482,259)     (6,357,660)       (510,647)     (7,032,194)
                     ------------    ------------    ------------    ------------
Total                    (763,801)    (10,098,623)       (766,748)    (10,584,400)
                     ------------    ------------    ------------    ------------
Increase (Decrease)      (207,772)   $ (2,823,729)        237,924    $  3,315,801
                     ============    ============    ============    ============


                                               CLASS C
                     ------------------------------------------------------------
                             YEAR ENDED                    MAY 27, 1999* TO
                          DECEMBER 31, 2000                DECEMBER 31, 1999
                     ----------------------------    ----------------------------
                        SHARES          AMOUNT          SHARES          AMOUNT
                     ------------    ------------    ------------    ------------
Net proceeds from
  sales of shares         284,124    $  3,753,699         175,185    $  2,386,354
Investment of
  dividends                 3,212          42,580           1,160          15,660
Exchanged from
  associated Funds         36,275         468,907           8,274         110,789
                     ------------    ------------    ------------    ------------
Total                     323,611       4,265,186         184,619       2,512,803
                     ------------    ------------    ------------    ------------
Cost of shares
  repurchased             (77,607)     (1,019,570)         (6,083)        (82,721)
Exchanged into
  associated Funds        (54,219)       (710,267)        (54,325)       (728,111)
                     ------------    ------------    ------------    ------------
Total                    (131,826)     (1,729,837)        (60,408)       (810,832)
                     ------------    ------------    ------------    ------------
Increase                  191,785    $  2,535,349         124,211    $  1,701,971
                     ============    ============    ============    ============

* Commencement of offering of shares.


                                               CLASS D
                     ------------------------------------------------------------
                                        YEAR ENDED DECEMBER 31,
                     ------------------------------------------------------------
                                 2000                            1999
                     ----------------------------    ----------------------------
                        SHARES          AMOUNT          SHARES          AMOUNT
                     ------------    ------------    ------------    ------------
Net proceeds from
  sales of shares          61,815    $    819,728         181,969    $  2,547,231
Investment of
  dividends                39,401         524,886         105,410       1,460,162
Exchanged from
  associated Funds        321,078       4,220,159         457,887       6,391,197
                     ------------    ------------    ------------    ------------
Total                     422,294       5,564,773         745,266      10,398,590
                     ------------    ------------    ------------    ------------
Cost of shares
  repurchased          (1,294,689)    (17,160,769)     (1,491,727)    (20,744,643)
Exchanged into
  associated Funds       (509,906)     (6,745,275)       (684,350)     (9,459,481)
                     ------------    ------------    ------------    ------------
Total                  (1,804,595)    (23,906,044)     (2,176,077)    (30,204,124)
                     ------------    ------------    ------------    ------------
Decrease               (1,382,301)   $(18,341,271)     (1,430,811)   $(19,805,534)
                     ============    ============    ============    ============

FINANCIAL HIGHLIGHTS

     The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                                   CLASS A
                                               ---------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------------------------
                                                   2000            1999            1998            1997            1996
                                               -----------     -----------     -----------     -----------     -----------
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF YEAR .........   $     13.57     $     14.35     $     14.81     $     14.97     $     14.63
                                               -----------     -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income ......................          0.33            0.51            0.64            0.71            0.74
Net realized and unrealized gain (loss)
  on investments ...........................         (0.74)          (0.76)           0.41            1.41            0.38
Net realized and unrealized gain (loss) from
  foreign currency transactions ............            --              --              --           (0.10)           0.04
                                               -----------     -----------     -----------     -----------     -----------
TOTAL FROM INVESTMENT OPERATIONS ...........         (0.41)          (0.25)           1.05            2.02            1.16
                                               -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS:

Dividends from net investment income .......         (0.33)          (0.53)          (0.65)          (0.74)          (0.73)
Distributions from net realized capital gain            --              --           (0.86)          (1.44)          (0.09)
                                               -----------     -----------     -----------     -----------     -----------
TOTAL DISTRIBUTIONS ........................         (0.33)          (0.53)          (1.51)          (2.18)          (0.82)
                                               -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, END OF YEAR ...............   $     12.83     $     13.57     $     14.35     $     14.81     $     14.97
                                               ===========     ===========     ===========     ===========     ===========

TOTAL RETURN:                                        (3.09)%         (1.76)%          7.26%          14.06%           8.22%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000s omitted) .....   $   147,047     $   202,170     $   256,060     $   270,688     $   296,291
Ratio of expenses to average net assets ....          1.19%           1.15%           1.10%           1.14%           1.14%
Ratio of net investment income
  to average net assets ....................          2.51%           3.65%           4.25%           4.66%           5.11%
Portfolio turnover rate ....................         66.70%          72.46%         124.79%         138.90%         125.92%


---------------
See footnotes on page 18.

FINANCIAL HIGHLIGHTS

                                                                        CLASS B                                    CLASS C
                                            ------------------------------------------------------------    ---------------------
                                                         YEAR ENDED DECEMBER 31,                4/22/96*      YEAR       5/27/99*
                                            ------------------------------------------------       TO         ENDED         TO
                                               2000         1999         1998         1997      12/31/96     12/31/00    12/31/99
                                            ----------   ----------   ----------   ---------   ---------    ---------   ---------
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD .....  $    13.52   $    14.30   $    14.79   $   14.95   $   14.43    $   13.52   $   14.14
                                            ----------   ----------   ----------   ---------   ---------    ---------   ---------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income ....................        0.23         0.40         0.52        0.59        0.43         0.23        0.19
Net realized and unrealized gain (loss)
  on investments .........................       (0.74)       (0.75)        0.39        1.41        0.59        (0.74)      (0.49)
Net realized and unrealized gain (loss)
  from foreign currency transactions .....          --           --           --       (0.10)       0.05           --          --
                                            ----------   ----------   ----------   ---------   ---------    ---------   ---------
TOTAL FROM INVESTMENT OPERATIONS .........       (0.51)       (0.35)        0.91        1.90        1.07        (0.51)      (0.30)
                                            ----------   ----------   ----------   ---------   ---------    ---------   ---------
LESS DISTRIBUTIONS:

Dividends from net investment income .....       (0.23)       (0.43)       (0.54)      (0.62)      (0.46)       (0.23)      (0.32)
Distributions from net realized
  capital gain............................          --           --        (0.86)      (1.44)      (0.09)          --          --
                                            ----------   ----------   ----------   ---------   ---------    ---------   ---------
TOTAL DISTRIBUTIONS ......................       (0.23)       (0.43)       (1.40)      (2.06)      (0.55)       (0.23)      (0.32)
                                            ----------   ----------   ----------   ---------   ---------    ---------   ---------
NET ASSET VALUE, END OF PERIOD ...........  $    12.78   $    13.52   $    14.30   $   14.79   $   14.95    $   12.78   $   13.52
                                            ==========   ==========   ==========   =========   =========    =========   =========

TOTAL RETURN:                                    (3.81)%      (2.47)%       6.28%      13.24%       7.58%       (3.81)%     (2.13)%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s omitted) .  $   19,248   $   23,159   $   21,096   $   8,607   $   2,961    $   4,040   $   1,680
Ratio of expenses to average net assets ..        1.94%        1.90%        1.86%       1.90%       1.89%+       1.94%       1.95%+
Ratio of net investment income
  to average net assets ..................        1.76%        2.90%        3.49%       3.90%       4.36%+       1.76%       2.73%+
Portfolio turnover rate ..................       66.70%       72.46%      124.79%     138.90%     125.92%++     66.70%      72.46%**


                                                                                CLASS D
                                               ----------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------
                                                  2000           1999           1998           1997           1996
                                               ----------     ----------     ----------     ----------     ----------
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF YEAR .........   $    13.52     $    14.30     $    14.78     $    14.95     $    14.60
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income ......................         0.23           0.40           0.52           0.59           0.63
Net realized and unrealized gain (loss)
  on investments ...........................        (0.74)         (0.75)          0.40           1.40           0.38
Net realized and unrealized gain (loss) from
  foreign currency transactions ............           --             --             --          (0.10)          0.04
                                               ----------     ----------     ----------     ----------     ----------
TOTAL FROM INVESTMENT OPERATIONS ...........        (0.51)         (0.35)          0.92           1.89           1.05
                                               ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS:

Dividends from net investment income .......        (0.23)         (0.43)         (0.54)         (0.62)         (0.61)
Distributions from net realized capital gain           --             --          (0.86)         (1.44)         (0.09)
                                               ----------     ----------     ----------     ----------     ----------
TOTAL DISTRIBUTIONS ........................        (0.23)         (0.43)         (1.40)         (2.06)         (0.70)
                                               ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR ...............   $    12.78     $    13.52     $    14.30     $    14.78     $    14.95
                                               ==========     ==========     ==========     ==========     ==========

TOTAL RETURN:                                       (3.81)%        (2.47)%         6.36%         13.17%          7.43%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000s omitted) .....   $   33,986     $   54,635     $   78,263     $   76,194     $   81,957
Ratio of expenses to average net assets ....         1.94%          1.90%          1.86%          1.90%          1.90%
Ratio of net investment income
  to average net assets ....................         1.76%          2.90%          3.49%          3.90%          4.37%
Portfolio turnover rate ....................        66.70%         72.46%        124.79%        138.90%        125.92%


----------------
*  Commencement of offering of shares.
** For the year ended December 31, 1999.
+  Annualized.
++ For the year ended December 31, 1996.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN INCOME FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Seligman Income Fund, Inc., including the portfolio of investments, as of December 31, 2000, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Income Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the respective-stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 16, 2001


FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450    Shareholder Services
(800) 445-1777    Retirement Plan Services
(212) 682-7600    Outside the United States
(800) 622-4597    24-Hour Automated Telephone Access Service

BOARD OF DIRECTORS

JOHN R. GALVIN 2, 4
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER, Sullivan & Cromwell, Law Firm

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE 4
CHAIRMAN AND CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, Director of Investments, J. & W. Seligman & Co. Incorporated TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.
MEMBER OF THE BOARD OF GOVERNORS, Investment Company Institute

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS, Investment Company Institute

FRED E. BROWN
DIRECTOR EMERITUS

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee


EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

THOMAS G. ROSE
VICE PRESIDENT

CHARLES C. SMITH, JR.
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

FRANK J. NASTA
SECRETARY

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

------------------------
Adapted from the Investment Company Institute's 2000 MUTUAL FUND FACT BOOK.

                            SELIGMAN ADVISORS, INC.
                                an affiliate of

                                 [LOGO OMITTED]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864

                       100 PARK AVENUE, NEW YORK, NY 10017

                                www.seligman.com

THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN INCOME FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.


EQIN2 12/00                      [Recycle logo omitted]Printed on Recycled Paper